SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  MAY 18, 2000


                                  METROBANCORP
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)


                                     INDIANA
                                     -------
                 (State or Other Jurisdiction of Incorporation)


              000-23790                                 35-1712167
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       (Commission File Number)           (I.R.S. Employee Identification No.)


10333 NORTH MERIDIAN ST., STE. 111, INDIANAPOLIS, IN               46290
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     (Address of principal executive offices)                    (Zip Code)


                                 (317) 573-2400
                                 --------------
              (Registrant's telephone number, including area code)


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Item 4.        Changes in Registrant's Certifying Accountant.

               Registrant has appointed Crowe, Chizek and Company LLP ("Crowe Chizek"), Indianapolis, Indiana, as registrant's independent accountants for the fiscal year ending December 31, 2000. This is a change in accountants recommended by registrant's Audit Committee and approved by registrant's Board. Crowe Chizek was engaged by registrant on May 18, 2000. Arthur Andersen LLP ("Andersen"), formerly known as Arthur Andersen & Co., has served as registrant's independent accountants since registrant's formation in 1987.

               The audit reports issued by Andersen with respect to the registrant's financial statements for 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During 1999 and 1998 (and any subsequent interim period), there have been no disagreements between the registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. Moreover, none of the events listed in Item 304 (a) (1) (v) of Regulation S-K occurred during 1999 or 1998 or any subsequent interim period.

               The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Andersen as the independent accountants of registrant. The change in accountants follows registrant having put its audit and other outside accounting work out for bid to Andersen and Crowe Chizek.

               Services provided to registrant and its subsidiaries by Andersen with respect to the fiscal year ended December 31, 1999 included the examination of registrant's consolidated financial statements and the preparation of federal and state income tax returns. Crowe Chizek is expected to provide similar type services to registrant in the 2000 fiscal year.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

(c)            Exhibits.

16. Letter of Arthur Andersen LLP re: change in certifying accountant.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                METROBANCORP


May 25, 2000                                    By: /s/ Ike G. Batalis
                                                   ------------------------
                                                     Ike G. Batalis
                                                     Chairman and
                                                     President (Principal
                                                     Executive Officer)



May 25, 2000                                    By: /s/ Charles V. Turean
                                                   -----------------------
                                                     Charles V. Turean
                                                     Executive Vice President
                                                     (Principal Financial and
                                                     Accounting Officer)


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                                INDEX TO EXHIBITS
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EXHIBIT NO.                     DESCRIPTION OF DOCUMENT
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    16.                  Letter of Arthur Andersen LLP re:  change in
                         certifying accountant.